UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 21, 2023

Information Services Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33287	20-5261587
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

2187 Atlantic Street

Stamford, CT 06902

(Address of principal executive offices)

(203) 517-3100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Common Stock, $0.001 par value	III	The Nasdaq Stock Market LLC

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On June 21, 2023, Information Services Group, Inc. (“ISG” or the “Company”) announced that Humberto “Bert” Alfonso, Executive Vice President and Chief Financial Officer, plans to retire from the Company on August 7, 2023. Mr. Alfonso has served as Chief Financial Officer of the Company since June 2021.

On June 21, 2023, the Company announced that Michael A. Sherrick, 51, will join the Company on July 24, 2023 as Executive Advisor, Finance and become Executive Vice President and Chief Financial Officer effective August 7, 2023 upon Mr. Alfonso’s retirement.

Mr. Sherrick was most recently Chief Operating Officer of Software & Platform Engineering at Cognizant Technology Solutions Corporation (“Cognizant”), a global provider of information technology, consulting and business process services. Mr. Sherrick joined Cognizant in 2016 and has held a series of roles, including Chief Operating Officer of Cognizant Americas and Chief Operating Officer of Cognizant Digital Systems and Technology, prior to his most recent position. Prior to joining Cognizant, in 2013, Mr. Sherrick co-founded Scoria Capital Partners, where, as a portfolio manager, he managed the firm’s investments in the technology, business services and consumer sectors. Earlier in his career, Mr. Sherrick held various positions, including with S.A.C. Capital, Morgan Stanley and PwC. Mr. Sherrick holds a B.A. degree in economics from Bucknell University, with a concentration in accounting, and is both a licensed certified public accountant (CPA) and a chartered financial analyst (CFA).

On June 21, 2023, Mr. Sherrick entered into an employment letter with the Company (the “Employment Letter”). Pursuant to the Employment Letter, Mr. Sherrick will receive a base salary of $500,000 annually, which will rise to $550,000 effective April 1, 2024. Mr. Sherrick has a target ISG Incentive Plan bonus opportunity of $300,000 beginning in performance year 2024. On September 1, 2023, Mr. Sherrick will be granted ISG Restricted Stock Units (“RSUs”) with a dollar value of $350,000 comprised of (i) $262,500 of time-based RSUs which will vest ratably over four years pursuant to the Company’s standard Restricted Stock Unit Award Agreement for Executives (Time-Based) and (ii) $87,500 of performance-based RSUs which will vest upon ISG’s share price meeting a specific threshold ($7.00 average closing price over 10 trading days) between the first year and fourth year of the date of grant pursuant to the Company’s standard Restricted Stock Unit Award Agreement for Executives (Performance-Based). In addition, on September 1, 2023, Mr. Sherrick will be granted 100,000 RSUs that will vest 100% on the third year anniversary of the grant date. Mr. Sherrick will also receive transition equity bonuses equal to (i) RSUs with a dollar value of $100,000, which will be granted on September 1, 2023 and will vest 100% on September 1, 2024 (provided Mr. Sherrick starts with ISG in July 2023) and (ii) RSUs with a dollar value of $100,000, which will be granted on August 1, 2024 and will vest 100% on August 1, 2025. Also, pursuant to the Employment Letter, Mr. Sherrick may elect to purchase up to $100,000 of ISG shares in the open market which will be matched 1:1 with a grant of RSUs provided his open market purchases are completed by September 3, 2024.

The RSU grants require Mr. Sherrick to execute the Company’s standard Restrictive Covenant Agreement. The Restrictive Covenant Agreement requires Mr. Sherrick to not disclose confidential information of the Company at any time, and for the period during which he is employed by the Company, and the 24-month period thereafter, not to compete with the Company, not to interfere with the Company’s business and not to solicit nor hire or engage any of the Company’s employees or customers.

On August 7, 2023, Mr. Sherrick is expected to enter into the Company’s standard Change in Control Agreement for officers, which has a term of two years from the effective date, but will automatically extend for successive one-year terms unless a notice of non-renewal is given at least one year before the then-scheduled expiration of the term. This Change in Control Agreement provides for a lump sum severance payment as a result of a termination of employment by the Company without “Cause” or by the executive for “Good Reason” (each as defined in the Change in Control Agreement) during the two-year period following a Change in Control (as defined in the Change in Control Agreement), the material terms of which are the same as the Change in Control Agreements the Company’s executives have previously entered into, as described on pages 23 and 24 of the Company’s Definitive Proxy Statement previously filed with the SEC on March 15, 2023 and incorporated herein by reference.

The foregoing summaries of the Employment Letter, the Restricted Stock Unit Award Agreement for Executives (Time-Based), the Restricted Stock Unit Award Agreement for Executives (Performance-Based), the Restrictive Covenant Agreement and the Change in Control Agreement do not purport to be complete and are qualified in their entirety by the full text of such agreements, which are filed as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 to this Form 8-K and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On June 21, 2023, the Company issued a press release announcing that Mr. Alfonso, Executive Vice President and Chief Financial Officer, plans to retire from the Company on August 7, 2023 and that Mr. Sherrick will join the Company on July 24, 2023 as Executive Advisor, Finance and become Executive Vice President and Chief Financial Officer effective August 7, 2023 upon Mr. Alfonso’s retirement. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit Number	Description
10.1	Employment Letter for Michael A. Sherrick, dated June 21, 2023

10.2	Form of Restricted Stock Unit Award Agreement for Executives (Time-Based) (previously filed as Exhibit 10.6 to the Registrant’s Form 10-K filed with the SEC on March 10, 2023 (Commission File Number: 001-33287), and incorporated herein by reference)

10.3	Form of Restricted Stock Unit Award Agreement for Executives (Performance-Based) (previously filed as Exhibit 10.7 to the Registrant’s Form 10-K filed with the SEC on March 10, 2023 (Commission File Number: 001-33287), and incorporated herein by reference)

10.4	Form of Restricted Covenant Agreement (previously filed as Exhibit 10.3 to the Registrant’s Form 8-K filed with the SEC on September 29, 2009 (Commission File Number: 001-33287), and incorporated herein by reference)

10.5	Form of Change in Control Agreement for officers (previously filed as Exhibit 10.15 to the Registrant’s Form 10-K filed with the SEC on March 15, 2012 (Commission File Number: 001-33287), and incorporated herein by reference)

99.1	Press Release dated June 21, 2023

104	Cover Page Interactive Data file – the cover page iXBRL tags are embedded within the inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 23, 2023	INFORMATION SERVICES GROUP, INC.

	By:	/s/ Michael P. Connors
Michael P. Connors
Chairman and Chief Executive Officer

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